                                  SCHEDULE 14A

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the registrant [X]
Filed by a party other than the registrant [_]


Check the appropriate box:
[_]   Preliminary proxy statement
[_] Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))
[X]   Definitive proxy statement
[_]   Definitive additional materials
[_]   Soliciting material pursuant to ss.240.14a-12


                        Union Financial Bancshares, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
[X]   No fee required.
[_]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)   Title of each class of securities to which transaction applies:
             N/A
--------------------------------------------------------------------------------
(2)   Aggregate number of securities to which transactions applies:
             N/A
--------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
             N/A
--------------------------------------------------------------------------------
(4)   Proposed maximum aggregate value of transaction:
             N/A
--------------------------------------------------------------------------------
(5)   Total fee paid:
             N/A
--------------------------------------------------------------------------------
[_]   Fee paid previously with preliminary materials.
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)   Amount Previously Paid:
             N/A
--------------------------------------------------------------------------------
(2)   Form, Schedule or Registration Statement No.:
             N/A
--------------------------------------------------------------------------------
(3)   Filing Party:
             N/A
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(4)   Date Filed:
             N/A
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

                                December 27, 2002



Dear Stockholder:

         You are cordially invited to attend the annual meeting of stockholders of Union Financial Bancshares, Inc. The meeting will be held in the University of South Carolina Auditorium, Union Campus, 401 East Main Street, Union, South Carolina on Wednesday, January 29, 2003 at 2:00 p.m., local time.

         The notice of annual meeting and proxy statement appearing on the following pages describe the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Company. Directors and officers of the Company, as well as a representative of Elliott Davis, LLC, the Company's independent auditors, will be present to respond to appropriate questions of stockholders.

         It is important that your shares are represented at this meeting, whether or not you attend the meeting in person and regardless of the number of shares you own. To make sure your shares are represented, we urge you to complete and mail the enclosed proxy card. If you attend the meeting, you may vote in person even if you have previously mailed a proxy card.

         We look forward to seeing you at the meeting.

                                           Sincerely,


                                           /s/ Carl L. Mason

                                           Carl L. Mason
                                           Chairman of the Board

                        Union Financial Bancshares, Inc.
                              203 West Main Street
                           Union, South Carolina 29379
                                 (864) 427-9000

--------------------------------------------------------------------------------

                    Notice of Annual Meeting of Stockholders

--------------------------------------------------------------------------------

         The annual meeting of stockholders of Union Financial Bancshares, Inc. (the "Company") will be held in the University of South Carolina Auditorium, Union Campus, 401 East Main Street, Union, South Carolina on Wednesday, January 29, 2003 at 2:00 p.m., local time, for the following purposes:

         1.    To elect three directors of the Company;

         2. To ratify the appointment of Elliott Davis, LLC as independent auditors for the Company for the fiscal year ending September 30, 2003; and

         3. To transact any other business that may properly come before the meeting.

         NOTE: The Board of Directors is not aware of any other business to come before the meeting.

         Stockholders of record at the close of business on December 9, 2002 are entitled to receive notice of and to vote at the meeting and any adjournment or postponement of the meeting.

         Please complete and sign the enclosed form of proxy, which is solicited by the Board of Directors, and mail it promptly in the enclosed envelope. The proxy will not be used if you attend the meeting and vote in person.

                               BY ORDER OF THE BOARD OF DIRECTORS


                               /s/ Wanda J. Wells

                               Wanda J. Wells
                               Corporate Secretary

Union, South Carolina
December 27, 2002

IMPORTANT: The prompt return of proxies will save the Company the expense of further requests for proxies to ensure a quorum. A self-addressed envelope is enclosed for your convenience. No postage is required if mailed in the United States.

                        Union Financial Bancshares, Inc.

                       ----------------------------------

                                 Proxy Statement

                       ----------------------------------

         This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Union Financial Bancshares, Inc. ("Union Financial" or the "Company") to be used at the annual meeting of stockholders of the Company. The Company is the holding company for Provident Community Bank ("Provident"). The annual meeting will be held in the University of South Carolina Auditorium, Union Campus, 401 East Main Street, Union, South Carolina on Wednesday, January 29, 2003 at 2:00 p.m., local time. This proxy statement and the enclosed proxy card are being first mailed to stockholders on or about December 27, 2002.

                           Voting And Proxy Procedure

Who Can Vote at the Meeting

         You are entitled to vote your Union Financial common stock if the records of the Company showed that you held your shares as of the close of business on December 9, 2002. If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in "street name" and these proxy materials are being forwarded to you by your broker or nominee. As the beneficial owner, you have the right to direct your broker or nominee on how to vote your shares. Your broker or nominee has enclosed a voting instruction card for you to use in directing the broker or nominee on how to vote your shares.

         As of the close of business on December 9, 2002, a total of 1,963,252 shares of Union Financial common stock were outstanding. Each share of common stock has one vote. As provided in the Company's Certificate of Incorporation, record holders of the Company's common stock who acquire beneficial ownership in excess of 10% of the Company's outstanding shares without the approval of two-thirds of the Board of Directors are entitled to cast only one-hundredth of a vote of any shares held in excess of the 10% limit.

Attending the Meeting

         If you are a stockholder of record as of the close of business on December 9, 2002, you may attend the meeting. However, if you hold your shares in street name, you will need proof of ownership to be admitted to the meeting. A recent brokerage statement or a letter from a bank or broker are examples of proof of ownership. If you want to vote your shares of Union Financial common stock held in street name in person at the meeting, you will have to get a written proxy in your name from the broker, bank or other nominee who holds your shares.

Vote Required

         The annual meeting will be held if a majority of the outstanding shares of common stock entitled to vote is represented at the meeting. If you return valid proxy instructions or attend the meeting in person, your shares will be counted for purposes of determining whether there is a quorum, even if you abstain from voting. Broker non-votes also will be counted for purposes for determining the existence of a quorum. A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

         In voting on the election of directors, you may vote in favor of all nominees, withhold votes as to all nominees, or withhold votes as to specific nominees. There is no cumulative voting for the election of directors. Directors will be elected by a plurality of the votes cast at the annual meeting. This means that the nominees receiving the greatest number of votes will be elected. Votes that are withheld and broker non-votes will have no effect on the outcome of the election. In voting on the ratification of the appointment of Elliott Davis, LLC as independent auditors, you may vote in favor of the proposal, against the proposal or abstain from voting. To be approved, this matter requires the affirmative vote of a majority of votes cast by stockholders. Abstentions and broker non-votes will have no effect on the outcome of the vote.

Voting by Proxy

         This proxy statement is being sent to you by the Board of Directors of Union Financial for the purpose of requesting that you allow your shares of Union Financial common stock to be represented at the annual meeting by the persons named in the enclosed proxy card. All shares of Union Financial common stock represented at the meeting by properly executed proxies will be voted in accordance with the instructions indicated on the proxy card. If you sign and return a proxy card without giving voting instructions, your shares will be voted as recommended by the Company's Board of Directors. The Board of Directors recommends a vote "FOR" each of the nominees for director and "FOR" ratification of the appointment of Elliott Davis, LLC as independent auditors.

         If you are a participant in the Company's Dividend Reinvestment Plan, the proxy card covers the shares in your account under the Plan, as well as shares registered in your name.

         If any matters not described in this proxy statement are properly presented at the annual meeting, the persons named in the proxy card will use their judgment to determine how to vote your shares. This includes a motion to adjourn or postpone the meeting to solicit additional proxies. If the annual meeting is postponed or adjourned, your Union Financial common stock may be voted by the persons named in the proxy card on the new meeting date as well, unless you have revoked your proxy. The Company does not know of any other matters to be presented at the meeting.

         You may revoke your proxy at any time before the vote is taken at the meeting. To revoke your proxy you must either advise the Secretary of the Company in writing before your shares have been voted at the annual meeting, deliver a later dated proxy, or attend the meeting and vote your shares in person. Attendance at the annual meeting will not in itself constitute revocation of your proxy.

         If your Union Financial common stock is held in street name, you will receive instructions from your broker, bank or other nominee that you must follow to have your shares voted. Your broker or bank may allow you to deliver your voting instructions via the telephone or the Internet. Please see the instruction form that accompanies this proxy statement. If you wish to change your voting instructions after you have returned your voting instruction form to your broker or bank, you must contact your broker or bank.

                                 Stock Ownership

         The following table provides information as of December 9, 2002 with respect to persons known to Union Financial to be the beneficial owners of more than 5% of Union Financial's outstanding common stock. A person may be considered to beneficially own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investing power.

                                                                  Percent of
                                             Number of           Common Stock
Name and Address                            Shares Owned         Outstanding
-----------------                       --------------------  -----------------

Jeffrey L. Gendell
Tontine Financial Partners, L.P.             100,700/(1)/            5.13%
Tontine Management, L.L.C.
237 Park Avenue, 9/th/ Floor
New York, New York 10017

__________________
(1) Based on information filed in a Schedule 13D with the U.S. Securities and Exchange Commission on February 25, 2002.

         The following table provides information about the shares of Union Financial common stock that may be considered to be owned by each director or nominee for director of the Company, by the executive officers of the Company named in the Summary Compensation Table and by all directors and executive officers of the Company as a group as of December 9, 2002. Unless otherwise indicated, each of the named individuals has sole voting power and sole investment power with respect to the shares shown.

                                                                   Number of Shares That
                                                Number of         May Be Acquired Within     Percent of Common
                                              Shares Owned        60 Days By Exercising          Stock
         Name                              (Excluding Options)            Options              Outstanding(1)
-------------------------               ------------------------ ------------------------- ---------------------
Mason G. Alexander                              12,833/(2)/                5,450                   *

James W. Edwards                                 3,757                    11,000                   *

Richard H. Flake                                10,829/(3)/               43,142                  2.69%

William M. Graham                               15,968                    11,000                  1.37

Louis M. Jordan                                 55,991/(4)/               11,000                  3.39

Carl L. Mason                                    5,548                    11,000                   *

John S. McMeekin                                 5,000                     4,175                   *

Dwight V. Neese                                 13,994                    73,811                  4.31

Philip C. Wilkins                                5,943/(5)/                4,175                   *

All directors and executive
officers as a group (16 persons)               159,457                   196,073                 16.46%

___________________________________
* Less than 1% of the shares outstanding.

                                         (footnotes continued on following page)

(1) Based on 1,963,252 shares of Union Financial common stock outstanding and entitled to vote as of December 9, 2002, plus the number of shares that may be acquired within 60 days by each individual (or group of individuals) by exercising stock options.
(2) Includes 200 shares owned by the Frances & Mason Alexander Family Foundation over which Mr. Alexander shares voting power.
(3)  Includes 994 shares owned by Mr. Flake's spouse.
(4) Includes 16,953 shares owned by Mr. Jordan's spouse, 3,298 shares owned by Mr. Jordan's spouse's individual retirement account and 14,789 shares held in a trust for which Mr. Jordan serves as trustee and shares voting power.
(5)  Includes 100 shares held by Mr. Wilkins' spouse.

                       Proposal 1 -- Election of Directors

         The Company's Board of Directors currently consists of eight members. Seven of them are independent directors and one is a member of management. The Board is divided into three classes with three-year staggered terms, with approximately one-third of the directors elected each year. Three directors will be elected at the annual meeting to serve for a three-year term, or until their respective successors have been elected and qualified. The nominees are Louis M. Jordan, Dwight V. Neese and Philip C. Wilkins, all of whom are currently directors of the Company and Provident.

         It is intended that the proxies solicited by the Board of Directors will be voted for the election of the nominees named above. If any nominee is unable to serve, the persons named in the proxy card would vote your shares to approve the election of any substitute proposed by the Board of Directors. Alternatively, the Board of Directors may adopt a resolution to reduce the size of the Board. At this time, the Board of Directors knows of no reason why any nominee would be unable to serve.

         The Board of Directors recommends a vote "FOR" the election of all of the nominees.

         Information regarding the nominees for election at the annual meeting, as well as information regarding the continuing directors whose terms expire in 2004 and 2005, is provided below. Unless otherwise stated, each individual has held his current occupation for the last five years. The age indicated in each individual's biography is as of September 30, 2002. The indicated period for service as a director includes service as a director of Provident.

                       Nominees for Election of Directors

         The directors standing for election are:

         Louis M. Jordan. Mr. Jordan is a major stockholder of Jordan's Ace Hardware, Inc. located in Union South Carolina. Age 67. Director since 1971.

         Dwight V. Neese. Mr. Neese is the President and Chief Executive Officer of the Company and Provident. Age 52. Director since 1995.

         Philip C. Wilkins, DMD. Dr. Wilkins is a dentist in Winnsboro, South Carolina. Age 46. Director since 1999.

                         Directors Continuing in Office

         The following directors have terms ending in 2004:

         Mason G. Alexander. Mr. Alexander is a retired banker and currently serves as a director of Mid-South Management Company, a newspaper holding company, and Kanuga Episcopal Conferences, Inc. Age 70. Director since 1996.

         James W. Edwards. Mr. Edwards is the Dean of Academics at the University of South Carolina, Union Campus located in Union, South Carolina. Age
65. Director since 1996.

         The following directors have terms ending in 2005:

         Carl L. Mason. Mr. Mason is the Chairman of the Board of the Company and Provident. He is the retired President of Cone Mills Corporation, a textile finishing company. Age 58. Director since 1989.

         William M. Graham. Mr. Graham is the sole owner and operator of Graham's Flowers in Union, South Carolina. Age 58. Director since 1990.

         John S. McMeekin. Mr. McMeekin is the President of Winnsboro Furniture Company located in Winnsboro, South Carolina. Age 48. Director since 1999.

Meetings and Committees of the Board of Directors

         The business of the Company and Provident is conducted through meetings and activities of their Boards of Directors and their committees. During the fiscal year ended September 30, 2002, the Board of Directors of the Company held 12 meetings and the Board of Directors of Provident held 12 meetings. No director attended fewer than 75% of the total meetings of the Boards of Directors and committees on which such director served.

         The Audit Committee, consisting of Directors McMeekin (Chairman), Edwards and Graham, meets as needed to select and review the work performed by the independent auditors and to monitor the Company's internal audit function and internal control system. This committee met four times during the year ended September 30, 2002.

         The Human Resources Committee, composed of Directors Alexander (Chairman), Mason and Wilkins meets as needed to review the employee wage and benefit packages, hear employee grievances and prepare employee job descriptions. This committee met once during the year ended September 30, 2002.

         The Company's Governance Committee, composed of Directors Mason (Chairman), Jordan, Alexander and Neese (ex-officio) selects nominees for election as directors. The Governance Committee will accept and consider stockholder nominations that are made pursuant to timely written notice to the secretary. All recommendations must include all information necessary for the Governance Committee to fully review the qualifications and credentials of the candidate. This committee met once during the year ended September 30, 2002.

         The Company and Provident also maintain Loan, Asset/Liability, Investment and Strategic Planning Committees.

Directors' Compensation

         Non-employee members of the Board of Directors of Provident receive a monthly fee of $900. The Chairman of the Board of Directors receives an additional monthly fee of $300. Committee members do not receive additional fees for committee meetings attended. Non-employee members of the Board of Directors of Union Financial receive an annual retainer of $2,000.

         During the year ended September 30, 2002, each non-employee director received options to acquire 1,500 shares of Union Financial common stock. One-third of the options became exercisable upon the date of grant. The remainder of the options become exercisable in two equal annual installments beginning on the first anniversary of the date of grant.

                             Executive Compensation

Summary Compensation Table

         The following information is furnished for Messrs. Neese and Flake. No other executive officer of Union Financial received salary and bonus of $100,000 or more during the year ended September 30, 2002.

                                                                                         Long-Term
                                                                                       Compensation
                                                                               --------------------------
                                                Annual Compensation                      Awards
                                          --------------------------------     --------------------------
                                                                    Other       Restricted   Securities
                                                                    Annual        Stock      Underlying     All Other
    Name and Principal            Fiscal                         Compensation     Awards      Options     Compensation
         Positions                 Year    Salary($)  Bonus($)      ($)(1)         ($)          (#)           ($)
------------------------------    ------   ---------  --------   ------------    ---------   ----------   ------------
Dwight V. Neese                    2002    $142,480    $67,322       $ --          $ --         4,087     $17,271/(2)/
   President and Chief             2001     137,000         --         --            --         5,000      18,390
   Executive Officer               2000     131,040     50,778         --            --            --      21,442

Richard H. Flake                   2002    $ 94,000    $35,532       $ --          $ --         4,052     $12,549/(3)/
   Executive Vice President        2001      87,100         --         --            --         3,200      11,294
   and Chief Financial Officer     2000      83,760     23,506         --            --            --      14,756

_____________________
(1) Does not include the aggregate amount of perquisites and other personal benefits, which was less than 10% of the total annual salary and bonus reported.
(2) Consists of employer contribution to Provident's 401(k) plan of $7,184 and contribution to money purchase pension plan of $10,087.
(3) Consists of employer contribution to Provident's 401(k) plan of $5,523 and contribution to money purchase pension plan of $7,026.

Option Grants in Last Fiscal Year

         The following table lists all grants of options to Messrs. Neese and Flake in fiscal year 2002.

                               Number of         % of Total
                              Securities           Options        Exercise
                              Underlying         Granted to       or Base
                               Options           Employees in       Price        Expiration
           Name             Granted (#)(1)       Fiscal Year     Per Share         Date
------------------------   ----------------   ----------------  -----------   -----------------
Dwight V. Neese ..........       4,087               12.4%        $10.36      January 18, 2012
Richard H. Flake .........       4,052               12.3          10.36      January 18, 2012

__________________
(1) One-third of the options became exercisable upon the date of grant. The remainder of the options become exercisable in two equal annual installments beginning on the first anniversary of the date of grant, provided, however, options will be immediately exercisable if the optionee terminates employment following a change in control of the Company of Provident or due to death or disability.

Option Value at Fiscal Year End

         No stock options were exercised by Messrs. Neese or Flake during the fiscal year ended September 30, 2002. The following table provides information regarding unexercised stock options for Messrs. Neese and Flake as of September 30, 2002.

                                     Number of Securities
                                    Underlying Unexercised            Value of Unexercised
                                           Options                    in-the-money Options
                                   at Fiscal Year-End (#)           at Fiscal Year-End ($)(1)
                              -------------------------------   --------------------------------
           Name                 Exercisable    Unexercisable     Exercisable     Unexercisable
---------------------------   --------------  ---------------   -------------  -----------------
Dwight V. Neese ..........        71,424          6,076           $485,475          $23,917
Richard H. Flake .........        41,138          3,862            271,445           14,092

________________________
(1) Value of unexercised in-the-money stock options equals the market value of shares covered by in-the-money options on September 30, 2002, less the option exercise price. Options are in-the-money if the market value of shares covered by the options is greater than the exercise price.

Employment Agreements

         The Company and Provident maintain three-year employment agreements with Messrs. Neese and Flake. The terms of the agreements are extended daily, unless written notice of non-renewal is given by the Board of Directors. Mr. Neese's base salary for the 2003 calendar year is $142,480. Mr. Flake's base salary for the 2003 calendar year is $94,000. The agreements may be terminated at any time by the Board of Directors for "cause," as defined in the agreements. If the executive's employment is terminated for cause, the agreements provide that the executive will not receive any salary or benefits for any period after the termination for cause. The agreements provide for severance payments if employment is terminated following a change in control (as defined in the agreements), equal to 2.99 times the average annual compensation paid to the executive during the five years immediately preceding the change in control and continuation of other employee benefits for three years. The sum would be paid promptly within ten days after termination following any change in control.
Section 280G of the Internal Revenue Code states that severance payments that equal or exceed three times the base amount compensation of the individual are deemed to be "excess parachute payments" if they are contingent upon a change in control. Individuals receiving excess parachute payments are subject to a 20% excise tax on the amount of the payments in excess of their base amount compensation, and the Company is not entitled to deduct such amounts.

                Compliance with Section 16(a) of the Exchange Act

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who own more than 10% of any registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Executive officers, directors and greater than 10% stockholders are required by regulation to furnish the Company with copies of all Section 16(a) reports they file.

         Based solely on its review of the copies of the reports it has received and written representations provided to the Company from the individuals required to file the reports, the Company believes that each of the Company's executive officers and directors has complied with applicable reporting requirements for transactions in Union Financial common stock during the fiscal year ended September 30, 2002.

                          Transactions with Management

         Federal regulations require that all loans or extensions of credit to executive officers and directors of insured financial institutions must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, except for loans made pursuant to programs generally available to all employees, and must not involve more than the normal risk of repayment or present other unfavorable features. Provident is therefore prohibited from making any new loans or extensions of credit to executive officers and directors at different rates or terms than those offered to the general public, except for loans made pursuant to programs generally available to all employees, and has adopted a policy to this effect. In addition, loans made to a director or executive officer in an amount that, when aggregated with the amount of all other loans to such person and his or her related interests, are in excess of the greater of $25,000 or 5% of the institution's capital and surplus (up to a maximum of $500,000) must be approved in advance by a majority of the disinterested members of the Board of Directors. Provident's policy is to not make any new loans or extensions of credit to executive officers and directors at different rates or terms than those offered to the general public and to have the Board of Directors approve all loans to executive officers and directors.

              Proposal 2 -- Ratification of Appointment of Auditors

         The Board of Directors has appointed Elliott Davis, LLC to be its auditors for the 2003 fiscal year, subject to ratification by stockholders. A representative of Elliott Davis, LLC is expected to be present at the annual meeting to respond to appropriate questions from stockholders and will have the opportunity to make a statement should he or she desire to do so.

         If the ratification of the appointment of the auditors is not approved by a majority of the votes cast by stockholders at the annual meeting, other independent public auditors will be considered by the Board of Directors. The Board of Directors recommends that stockholders vote "FOR" the ratification of the appointment of auditors.

         The following table sets forth the fees billed to the Company for the fiscal year ending September 30, 2002 by Elliott Davis, LLC:


           Audit Fees ..............................  $55,894

           Financial information and systems
             design and implementation fees ........       --

           All other fees* .........................   19,110

           ______________
           *Includes fees for reviews of internal controls and procedures.

         The Audit Committee believes that the provision of non-audit services by Elliott Davis, LLC are compatible with maintaining Elliott Davis, LLC's independence.

                             Audit Committee Report

         The Audit Committee of the Board of Directors is responsible for providing independent, objective oversight of Union Financial's independent auditors, accounting functions and internal controls. The Audit Committee is comprised of three directors, each of whom is independent under the National Association of Securities Dealers' listing standards. The Audit Committee acts under a written charter adopted by the Board of Directors.

         The Audit Committee reviewed and discussed the annual financial statements with management and the independent auditors. As part of this process, management represented to the Audit Committee that the financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee also received and reviewed written disclosures and a letter from the auditors concerning their independence as required under applicable standards for auditors of public companies. The Audit Committee discussed with the auditors the contents of such materials, the auditors' independence and the additional matters required under Statement on Auditing Standards No. 61. Based on such review and discussions, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in Union Financial's Annual Report on Form 10-KSB for the year ended September 30, 2002 for filing with the Securities and Exchange Commission.

         The Audit Committee's responsibility is to monitor and review the Company's financial reporting process, including its system of internal controls and the preparation of consolidated financial statements. It is not the duty or the responsibility of the Audit Committee to conduct auditing or accounting reviews. The Audit Committee's oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions with management and the independent auditors do not assure that the Company's financial statements are presented in accordance with accounting principles generally accepted in the United States of America, that the audit of the Company's financial statements has been carried out in accordance with generally accepted auditing standards or that the Company's independent auditors are in fact "independent."

                         John S. McMeekin (Chairman)
                              James W. Edwards
                             William M. Graham

                                  Miscellaneous

         The Company will pay the cost of this proxy solicitation. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Union Financial common stock. In addition to soliciting proxies by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telephone. None of these persons will receive additional compensation for these activities.

         The Company's Annual Report to Stockholders has been mailed to all persons who were stockholders as of the close of business on December 9, 2002. Any stockholder who has not received a copy of the Annual Report may obtain a copy by writing to the Secretary of the Company. The Annual Report is not to be treated as part of the proxy solicitation material or as having been incorporated herein by reference.

         A copy of the Company's Form 10-KSB for the fiscal year ended September 30, 2002, as filed with the Securities and Exchange Commission, will be furnished without charge to all persons who were stockholders as of the close of business on December 9, 2002 upon written request to Corporate Secretary, Union Financial Bancshares, Inc., 203 West Main Street, Union, South Carolina 29379.

                      Stockholder Proposals and Nominations

         Proposals that stockholders seek to have included in the proxy statement for the Company's next annual meeting must be received by the Company no later than August 29, 2003. However, if the annual meeting is held more than 30 calendar days from January 29, 2004, a stockholder proposal must be received by a reasonable time before the Company begins to print and mail its proxy solicitation materials. Any such proposals will be subject to the requirements of the proxy rules adopted by the Securities and Exchange Commission.

         The Company's Certificate of Incorporation provides that in order for a stockholder to make nominations for the election of directors or proposals for business to be brought before the annual meeting, a stockholder must deliver notice of such nominations and/or proposals to the Secretary not less than 30 nor more than 60 days prior to the date of the annual meeting; provided that if less than 31 days' notice of the annual meeting is given to stockholders, such notice must be delivered not later than the close of the tenth day following the day on which notice of the annual meeting was mailed to stockholders. A copy of the Certificate of Incorporation may be obtained from the Company.

                                          BY ORDER OF THE BOARD OF DIRECTORS


                                          /s/ Wanda J. Wells

                                          Wanda J. Wells
                                          Corporate Secretary

Union, South Carolina
December 27, 2002

                        UNION FINANCIAL BANCSHARES, INC.
                         ANNUAL MEETING OF STOCKHOLDERS

                                January 29, 2003
                              2:00 p.m. Local Time

                            ------------------------


           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints the Board of Directors, with full power of substitution, to act as proxy for the undersigned, and to vote all shares of common stock of Union Financial Bancshares, Inc. (the "Company") owned of record by the undersigned at the Annual Meeting of Stockholders, to be held on January 29, 2003 at 2:00 p.m., local time, in the University of South Carolina Auditorium, Union Campus, 401 East Main Street, Union, South Carolina, and at any and all adjournments thereof, as designated below with respect to the matters set forth below and described in the accompanying Proxy Statement and, in their discretion, for the election of a person to the Board of Directors if any nominee named herein becomes unable to serve or for good cause will not serve and with respect to any other business that may properly come before the meeting. Any prior proxy or voting instructions are hereby revoked.

         1. The election as directors of all nominees listed (except as marked to the contrary below).

              Louis M. Jordan, Dwight V. Neese and Philip C. Wilkins

                                                     FOR ALL
            FOR               VOTE WITHHELD          EXCEPT
            ---               -------------          ------

            [_]                    [_]                 [_]

INSTRUCTION: To withhold your vote for any individual nominee, mark "FOR ALL EXCEPT" and write that nominee's name in the space provided below.

--------------------------------------------------------------------------------

         2. The ratification of the appointment of Elliott Davis, LLC as independent auditors for the Company for the fiscal year ending September 30, 2003.

            FOR                 AGAINST              ABSTAIN
            ---                 -------              -------
            [_]                   [_]                 [_]


                 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
                          EACH OF THE LISTED PROPOSALS.

         This proxy will be voted as directed, but if no instructions are specified, this proxy will be voted "FOR" each of the proposals listed. If any other business is presented at the meeting, including whether or not to adjourn the meeting, this proxy will be voted by the proxies in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting.

         The above-signed acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders, a Proxy Statement dated December 27, 2002 and the Annual Report to Stockholders.

         Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.

                                             Dated:__________________________



                                             ________________________________
                                             STOCKHOLDER SIGN ABOVE



                                             ________________________________
                                             CO-HOLDER (IF ANY) SIGN ABOVE

                            ________________________

            PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS PROXY
                     IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                      A-2